UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

General Electric Company

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.
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Brackett B. Denniston III Senior Vice President, General Counsel & Secretary

General Electric Company 3135 Easton Turnpike Fairfield, CT 06828 USA

**** IMPORTANT ****

Dear General Electric Shareowner:

     Enclosed you will find additional proxy materials relating to General Electric Company’s Annual Meeting of Shareowners scheduled to be held on April 24, 2013.

     General Electric believes that it is important for shareowners to have a voice in determining the outcome of the matters that will be considered at the Annual Meeting. The Board of Directors recommends that you vote in favor of the election of each director nominee, the advisory approval of our named executives’ compensation and the ratification of our auditors. There also are a number of shareowner proposals on the agenda, and the Board recommends that you vote against each of the shareowner proposals for the reasons we state in the proxy statement, which we filed with the Securities and Exchange Commission on March 11, 2013.

     Because we have not heard from you, we are sending you this reminder notice, and we urge you to vote your proxy immediately. As a shareowner, you have the ability to vote over the Internet or telephone, and we are asking you to do so now to save the company further expense. Instructions on how to vote over the Internet or telephone are enclosed in this package.

     If you sign and return the enclosed form without indicating a choice of “for,” “against” or “abstain,” your shares will be voted as recommended by the Board.

PLEASE VOTE TODAY

     If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC, at 800-270-3670, between 8:00 a.m. and 6:00 p.m., Central Time Monday through Friday.

Regards,

Brackett B. Denniston III Senior Vice President, General Counsel & Secretary

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy form, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 23, 2013.

Vote by Internet Go to www.investorvote.com/GE or scan the QR code with your mobile device Follow the steps outlined on the secure website

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Vote by telephone Call toll free 1-800-652-VOTE (8683) within the United States, U.S. territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

Annual Meeting Proxy Card
▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Election of Directors — Your Board of Directors recommends a vote “FOR” all the nominees listed.

			For	Against	Abstain			For	Against	Abstain

	1 -	W. Geoffrey Beattie	☐	☐	☐	10 -	Robert W. Lane	☐	☐	☐

	2 -	John J. Brennan	☐	☐	☐	11 -	Ralph S. Larsen	☐	☐	☐

	3 -	James I. Cash, Jr.	☐	☐	☐	12 -	Rochelle B. Lazarus	☐	☐	☐

	4 -	Francisco D’ Souza	☐	☐	☐	13 -	James J. Mulva	☐	☐	☐

	5 -	Marijn E. Dekkers	☐	☐	☐	14 -	Mary L. Schapiro	☐	☐	☐

	6 -	Ann M. Fudge	☐	☐	☐	15 -	Robert J. Swieringa	☐	☐	☐

	7 -	Susan Hockfield	☐	☐	☐	16 -	James S. Tisch	☐	☐	☐

	8 -	Jeffrey R. Immelt	☐	☐	☐	17 -	Douglas A. Warner III	☐	☐	☐

	9 -	Andrea Jung	☐	☐	☐
B	Management Proposals — Your Board of Directors recommends a vote “FOR” management proposals 1 and 2.

		For	Against	Abstain

1.	Advisory Approval of Our Named Executives’ Compensation	☐	☐	☐

2.	Ratification of Selection of Independent Registered Public Accounting Firm	☐	☐	☐

C	Shareowner Proposals — Your Board of Directors recommends a vote “AGAINST” shareowner proposals 1 through 6.

		For	Against	Abstain			For	Against	Abstain
1.	Cessation of All Stock Options and Bonuses	☐	☐	☐	4.	Right to Act by Written Consent	☐	☐	☐

2.	Director Term Limits	☐	☐	☐	5.	Executives to Retain Significant Stock	☐	☐	☐

3.	Independent Chairman	☐	☐	☐	6.	Multiple Candidate Elections	☐	☐	☐

IF VOTING BY MAIL, YOU MUST SIGN AND DATE THIS FORM IN SECTION E ON THE OTHER SIDE.

Dear Shareowner:

You are invited to attend GE’s 2013 Annual Meeting to be held on Wednesday, April 24, 2013, at 10:00 a.m. Central Time, at the Ernest N. Morial Convention Center, 900 Convention Center Blvd., New Orleans, LA 70130.

Whether or not you plan to attend the meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares by Internet, telephone or mail as described on the other side of this form.

All persons attending the meeting must present an admission card and a current government-issued picture identification. Please follow the advance registration instructions below and an admission card will be sent to you.

ADVANCE REGISTRATION INSTRUCTIONS

• If you are voting by Internet, you will be able to pre-register at the same time you record your vote. There is no need to return your Proxy Form.

• If you are voting by telephone, please complete the information to the right and tear off the top of this Advance Registration Form and mail it separately to: GE Shareowner Services, 1 River Road, Building 5 7W, Schenectady, NY 12345. There is no need to return the Proxy Form.

• If you are voting by mail, please mark the box below and complete the information to the right and include this portion when mailing your marked, signed and dated Proxy Form in the envelope provided.

GE Annual Meeting –– Advance Registration Form

Attendance at GE’s Annual Meeting is limited to GE shareowners as of the record date, members of their immediate families or their named representative. We reserve the right to limit the number of guests or representatives who may attend.

ADVANCE REGISTRATION INFORMATION

Name
Address

Zip

Name(s) of family member(s) who will also attend:

I am a GE shareowner. Name, address and telephone number of my representative at the Annual Meeting:

(Admission card will be returned c/o the shareowner)

GE’s Proxy Statement is available at www.ge.com/proxy and the Annual Report is available at www.ge.com/annualreport

‚IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.‚

Proxy Form — General Electric Company

Proxy solicited on behalf of the General Electric Company Board of Directors for the 2013 Annual Meeting of Shareowners, April 24, 2013.

The shareowner(s) whose signature(s) appear(s) below hereby appoint(s) Jeffrey R. Immelt and Brackett B. Denniston III, or either of them, each with full power of substitution, as proxies, to vote all stock in General Electric Company which the shareowner(s) would be entitled to vote on all matters which may properly come before the 2013 Annual Meeting of Shareowners and any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

SPECIAL INSTRUCTIONS FOR PARTICIPANTS IN THE GE SAVINGS AND SECURITY PROGRAM

In accordance with the terms of the GE Savings and Security Program (S&SP), any shares allocable to the participant’s S&SP account on the record date will be voted by the trustee of the S&SP trust in accordance with the instructions of the participant received via telephone or the Internet or indicated on the reverse. IF THIS FORM IS RECEIVED ON OR BEFORE APRIL 22, 2013, BUT A CHOICE IS NOT SPECIFIED, THE TRUSTEE WILL VOTE SHARES ALLOCABLE TO THE PARTICIPANT’S S&SP ACCOUNT AS THE BOARD OF DIRECTORS RECOMMENDS. IF THIS FORM IS NOT RECEIVED ON OR BEFORE APRIL 22, 2013, AND NO VOTE WAS SUBMITTED VIA TELEPHONE OR THE INTERNET BY THAT DATE, SHARES ALLOCABLE TO THE PARTICIPANT’S S&SP ACCOUNT WILL NOT BE VOTED. Participants in GE’s S&SP may revoke a previously delivered proxy by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation on or before April 22, 2013.

(Continued on the other side)

D	Non-Voting Items Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

E

Authorized Signatures — This section must be completed for your vote to be counted — date and sign below.
(When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign.)

Date (mm/dd/yyyy) — Please print date below.
/ /
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST SIGN AND DATE THIS FORM IN SECTION E.